                                                                    Exhibit 23.1



            Consent of Independent Registered Public Accounting Firm



We consent to the reference to our firm under the caption "Experts" and to the
inclusion in the Registration Statement (Form S-1 No. 333-     ) and related
Prospectus of Ad.Venture Partners, Inc. dated April 18, 2005 of our report dated April 14, 2005 on our audit of the April 13, 2005 financial statements.



/s/ Eisner LLP

New York, New York
April 18, 2005